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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2002 relating to the consolidated financial statements of Excel Paralubes, which appears as Exhibit
99.1 in the Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 2001.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 11, 2002